August 2023

# Innovating for Everyone

Clinical-stage biopharmaceutical company focused on next generation therapeutics meeting unmet patient needs.

HOTH THERAPEUTICS



Nasdaq: HOTH

# Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential" and similar expressions that are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Hoth Therapeutics, Inc. ("Hoth" or the "Company") to differ materially from the results expressed or implied by such statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Hoth's reports that it files from time to time with the Securities and Exchange Commission (the "Commission") and which you should review, including those statements under "Item 1A – Risk Factors" in Hoth's Annual Report on Form 10-K, as amended by its Quarterly Reports on Form 10-Q and other reports that Hoth files with the Commission. Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this presentation include, but are not limited to: the adverse impact on economies around the world of the ongoing COVID-19 pandemic; changes to our anticipated sources of revenues; competitive conditions; difficulties in obtaining regulatory approvals for the Company's product candidates; changes in economic and political conditions; the success of our research and development initiates; and other factors. These forward-looking statements should not be relied upon as predictions of future events and Hoth cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as representation or warranty by Hoth or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligations to publicly update or release any revisions to the forward-looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by law.

HOTHTHERAPEUTICS

Nasdaq: HOTH

# Our Mission

At Hoth Therapeutics, we strive to develop innovative, impactful, and ground-breaking treatments with a goal to improve patient quality of life. We are a catalyst in early-stage pharmaceutical research and development, elevating promising drugs from the bench to pre-clinical and clinical testing. Utilizing a patient-centric approach, we collaborate and partner with a team of scientists, clinicians, and key opinion leaders to seek out and investigate medications that hold immense potential to create breakthroughs and diversify treatment options. Our mission is to bring value to both our shareholders and our patient populations.





HOTH THERAPEUTICS

Nasdaq: HOTH

# Key Investment Highlights

**Clinical Programs**

**Robust Pre-Clinical Development Programs**

**Targeting Unmet Medical Needs to Address Broad Market**

**Experienced Management and Advisory Board**

HOTH THERAPEUTICS

Nasdaq: HOTH

# Pipeline:
## Multiple Shots on Goal


PRODUCT
DISEASE
PROOF OF CONCEPT
PRECLINICAL
IND-ENABLING
PHASE 1
PHASE 2
PHASE 3
LAUNCH
Oncology
HT-KIT
Mast-Cell Derived Cancers
Neurology
HT-TBI
Traumatic Brain Injury/Ischemic Stroke
HT-ALZ
Alzheimer's Disease
Dermatology
HT-001
Skin Toxicity associated with EGFR Inhibitors
BioLexa
Atopic Dermatitis
HT-003D
Acne
Inflammatory
HT-004
Asthma
HT-003IBD
Inflammatory Bowel Diseases

HOTHTHERAPEUTICS

Nasdaq: HOTH

# Primary Development

- HT-001 Topical Gel
- HT-KIT Injection
- HT-ALZ Oral Soluble Film
- BioLexa Lotion

HOTH THERAPEUTICS

Nasdaq: HOTH

# HT-001:
## Value Proposition

**Market Growth:** EGFR Inhibitor Skin Toxicity market predicted to grow from $52M in 2018 to $391M by end of 2030*

**Mechanism of Action:** 12-week study conducted at GW suggests the topical application of HT-001 significantly reduces erlotinib-induced cutaneous toxicities applied preventatively or proactively. It supports that HT-001 may be used as a topical intervention to treat EGFR-inhibitor-induced cutaneous toxicity.**

**Addresses Unmet Need:** No current approved product on the market that specifically treats EGFR inhibitor cutaneous toxicities, which occur in up to 90% of patients undergoing EFGR inhibitor therapy.***

*EGFR Inhibitors-Induced Skin Disorders-Market Insights, Epidemiology, and Market Forecast-2030

**https://ir.hoththerapeutics.com/ht-001

***https://jamanetwork.com/journals/jamadermatology/article-abstract/2767656

HOTHTHERAPEUTICS

Nasdaq: HOTH

# Recent & Upcoming Milestones:

HT-001 Topical Gel

**2022**

IND Approved for Phase 2a Clinical Trial

**Feb 2023**

First clinical site activated and enrollment active

**Sept 2023**

All PK sites active and enrolling

**2024**

Data from PK Cohort & start of Double Blind Randomized Cohort

HOTHTHERAPEUTICS

Nasdaq: HOTH

# IND-Opening Trial:

CLEER-001 Phase 2a Dose Ranging Study

HOTH THERAPEUTICS

A Randomized, Placebo-Controlled, Parallel Phase 2a Dose Ranging Study to Investigate the Efficacy, Safety, and Tolerability of Topical HT-001 for the Treatment of Cutaneous Toxicities Associated with EGFR Inhibitors

**2 Parts:**

- **Part 1:** Open-label treatment with HT-001 2% for 6 weeks (PK cohort)
- **Part 2:** Randomized double-blind treatment with HT-001 0.5%, 1%, 2% or placebo

**Part 1**

**Open-Label PK Cohort**

(6 weeks treatment
+ 2 weeks follow-up)
N = 12 patients

**DSMB Review** →

**Part 2**

**Randomized, Double Blind Period**

(6 weeks treatment
+ 2 week treatment follow-up)
N = 140 patients

Nasdaq: HOTH

# HT-001 505(b)(2) Development Pathway


IND Submission
Type C FDA Meeting
EOP2 FDA Meeting
Pre-NDA Meeting
NDA Submission
2022
2023
2024
2025
2026
2027
2028
Phase 2a Clinical Study (US only)
In-Process
Phase 2b Clinical Study (TBD)
Phase 3 Clinical Study(s)
Chronic Toxicology Studies
Registration Batches

Current estimated dates; pending FDA meetings for phase 2b/phase 3 clinical studies

HOTHTHERAPEUTICS

Nasdaq: HOTH

# Proactive Topical HT-001 Significantly Reduces EGFR Inhibitor-Induced Cutaneous Toxicity

Erlotinib (noVeh C) – Week 12



Erlotinib + Topical HT-001 Initiated Week 1 – Week 12



Erlotinib + Topical HT-001 Initiated Week 6 – Week 12



| Group | Change Compared to Erlotinib Only Group: Facial Skin Lesions at 12 weeks | Change Compared to Erlotinib Only Group: Hair Loss at 12 weeks |
|---|---|---|
| Preventative Topical HT-001 + Erlotinib | 58.5% Reduction ($p<001$ vs Erl and $p<0.01$ vs control) | 56.2% reduction in hair loss ($p<0.001$ vs Erl and $p<0.001$ vs control) |
| Proactive (week 6) Topical HT-001 + Erlotinib | 47.8% reduction ($p<0.001$ vs Erl and $p<0.001$ vs control) | 44.4% reduction in hair loss ($p<0.001$ vs Erl and $p<0.001$ vs control) |

HOTHTHERAPEUTICS

Nasdaq: HOTH

# HT-KIT:

Value Proposition

**Market Growth:** Global systemic mastocytosis treatment revenue is $128M and projected to grow at 5.8% CAGR through 2031*

**Mechanism of Action:** HT-KIT is an antisense oligonucleotide that results in non-functional cKIT via mRNA frameshift.**

**Addresses Unmet Need:** KIT D816V mutation found in >80% of adult systemic mastocytosis cases results in confirmational changes that make some tyrosine kinase inhibitor drugs ineffective.**

cKIT is also implicated in gastrointestinal stromal tumors, acute myeloid leukemia, and other rare cancers

HOTH THERAPEUTICS

*Global Systemic Mastocytosis Treatment Market Research Report, January 2022, Market.US

**Snider et al., Targeting KIT by frameshifting mRNA transcripts as a therapeutic strategy for aggressive mast cell neoplasms, Molecular Therapy (2021), https://doi.org/10.1016/j.ymthe.2021.08.009

Nasdaq: HOTH

# Recent & Upcoming Milestones: HT-KIT Injection

**Sept 2023**
Pre-IND Submission target

**Dec 2023**
API Manufacturing completed & Formulation initiated

**Jan 2024**
IND-enabling animal model studies

**2024**
IND Submission target for 2024

HOTHTHERAPEUTICS

Nasdaq: HOTH

# HT-KIT Orphan Drug Development Pathway



Preclinical Dosing Studies
Pre-IND Meeting
IND Submission
Type C FDA Meeting
2023
2024
2025
2026
Pivotal Clinical Studies (TBD)
API Manufacturing
In-Process
Clinical Readiness:
• Formulation Development
• Toxicology studies
• GMP Drug Manufacture
• Clinical Protocol Development
Phase 1b Safety and Preliminary Efficacy Study in patients with mastocytosis

Current estimated dates; pending FDA meetings for clinical studies.

HOTHTHERAPEUTICS

Nasdaq: HOTH

## Systemic delivery of human HT-KIT inhibits tumor growth in a humanized xenograft mast cell neoplasia model



HMC-1.2 cells
A
Vehicle
HT-KIT
B
Vehicle
HT-KIT
Tumor volume (mm³)
1000
500
0
0
5
10
15
Days
****
***
**
***
**
**
HT-KIT
KitStop
Day -18 to -23
0
3
6
9
12
14
Inoculate HMC-1.2 cells
Tumor reaches 50mm³
Euthanize and weigh tumors

Figures from Douglas B. Snider1, Greer K. Arthur1, Guido H. Falduto2, Ana Olivera2, Lauren C. Ehrhardt-Humbert1, Emmaline Smith1, Cierra Smith1, Dean D. Metcalfe2 and Glenn Cruse1 (1Department of Molecular Biomedical Sciences, CVM, NC State University 2Laboratory of Allergic Diseases, NIAID, NIH). Targeting KIT by frameshifting mRNA transcripts as a therapeutic strategy for aggressive mast cell neoplasms. Poster presentation at ASCO June 2021.

HOTHTHERAPEUTICS

# HT-KIT Reduces Liver Infiltration of Neoplastic Mast Cells in a Humanized Xenograft Model of Mast Cell Neoplasia


Vehicle
Vehicle
A
B
2 mm
2x obj (20x); H&E stain
2 mm
2x obj (20x); KIT IHC
HT-KIT
HT-KIT
C
D
2 mm
2x obj (20x); H&E stain
2 mm
2x obj (20x); KIT IHC
E
Liver histopathology
Neoplastic infiltration in liver (%)
4
2
0
Vehicle
HT-KIT
F
Liver histopathology
Neoplastic foci size (mm²)
0.10
0.08
0.06
0.04
0.02
0.00
*
Vehicle
HT-KIT

Figures from Douglas B. Snider1, Greer K. Arthur1, Guido H. Falduto2, Ana Olivera2, Lauren C. Ehrhardt-Humbert1, Emmaline Smith1, Cierra Smith1, Dean D. Metcalfe2 and Glenn Cruse1 (1Department of Molecular Biomedical Sciences, CVM, NC State University 2Laboratory of Allergic Diseases, NIAID, NIH). Targeting KIT by frameshifting mRNA transcripts as a therapeutic strategy for aggressive mast cell neoplasms. Poster presentation at ASCO June 2021.

Nasdaq: HOTH

## HT-ALZ:
Value Proposition

**Market Growth:** The Global Alzheimer's Disease Treatment Market is expected to grow at a CAGR of around 12.8% from 2020 to 2027 and reach the market value of over $5.2B by 2027.*

**Mechanism of Action:** HT-ALZ targets Substance P** in the brain, which has both negative (inflammatory) and positive (anti-amyloidogenic, memory, neuroprotective) roles in Alzheimer's disease. The precise MoA of HT-ALZ is currently under investigation.

**Addresses Unmet Need:** : There are currently no drugs approved that are considered disease modifying and demonstrate cognitive improvement. Preclinical data with HT-ALZ indicates HT-ALZ may provide both therapeutic benefits.

HOTHTHERAPEUTICS

*https://www.acumenresearchandconsulting.com/alzheimers-disease-treatment-market

**Martinez AN, Philipp MT. Substance P and Antagonists of the Neurokinin-1 Receptor in Neuroinflammation Associated with Infectious and Neurodegenerative Diseases of the Central Nervous System. J Neurol Neuromedicine. 2016;1(2):29-36. doi:10.29245/2572.942x/2016/2.1020

**Severini C, Petrella C, Calissano P. Substance P and Alzheimer's Disease: Emerging Novel Roles. Curr Alzheimer Res. 2016;13(9):964-72. doi: 10.2174/1567205013666160401114039. PMID: 27033058.

# Recent & Upcoming Milestones: HT-ALZ Oral Soluble Film

**2021**
Initiated Proof-of-Concept study with Alzheimer's Disease leader, Washington University ("WashU")

**July 2023**
Chronic dose ranging studies completed at WashU and preliminary data output

**Sept 2023**
Additional study at WashU to evaluate levels of total microglia and activated microglia

**Q4 2023**
Oral formulation development target initiation date

Nasdaq: HOTH

# HT-ALZ 505(b)(2) Development Pathway


In-Process
Chronic Dose AD Mouse Model Studies
Pre-IND Meeting
IND Submission
Type C FDA Meeting
2022
2023
2024
2025
2026
Continuation Of Clinical Studies (TBD)
Formulation Development
Clinical Readiness:
• Toxicology studies
• GMP Drug Manufacture
• Clinical Protocol Development
• Site Selection and Activation
Phase 1b PK/PD Clinical Study

HOTH THERAPEUTICS

Current estimated dates; pending FDA meetings for clinical studies.

# Biolexa:
## Value Proposition

**Market Growth:** Atopic dermatitis market predicted to grow from $6.4B in 2017 to $18.3B by end of 2027*

**Mechanism of Action:** Novel mixture of two previously approved compounds targeting the underlying Staphylococcus aureus infection hypothesize to potentiate Atopic Dermatitis (AD) or eczema flares - First compound prevents biofilm formation, which protects the underlying infection, allowing the second, an antibiotic, to more effectively treat the underlying infection.

**Addresses Unmet Need:** Non-corticosteroid treatment targeted for treatment of both pediatric and adult mild to moderate AD populations

*Atopic Dermatitis Market – Global Industry Analysis, Size and Forecast, 2017-2027

Nasdaq: HOTH

# Recent & Upcoming Milestones: BioLexa Lotion

**2021**
Phase 1b Cohort 1 with healthy subjects completed

**Dec 2021**
Phase 1b cohort in patients with mild to moderate atopic dermatitis initiated

**Sep 2022**
Open Label dosing portion of Phase 1b Study is completed

**2023**
Data Readout from Phase 1b Clinical Study

HOTHTHERAPEUTICS

Nasdaq: HOTH

# BioLexa Phase 1b Clinical Study Design

## A Randomised, Double-Blind, Vehicle Controlled, Sequential Group Study to Determine the Safety, Tolerability, Pharmacokinetics and Efficacy of Twice Daily Application of Topical BioLexa™ in Adult Healthy Subjects and Patients with Mild to Moderate Atopic Dermatitis



Cohort 1: Healthy Subjects (N =20)
Screening period (D-28 to D-1)
Dosing period (D1 – 14) Sentinel (3:3:3:1), in-clinic
Follow-up period
Post-Study Skin Test
7-day, IP BID ROAT
7-10 day OP
Arm A (IP 9%) n = 6
Arm B (IP 27%) n = 6
Arm C (Gentamicin) n = 6
Arm D (Placebo) n = 2
Post-Dosing Assessment (D15 – D28)
7-day IP BID ROAT
7-10 day OP
Randomization
SRC Reviews
OP: Telehealth visits: 48hrs, 72-96hrs and 7-10 days post ROAT application period
PART A
SRC
Cohort 2: Mild to Moderate AD patients Adults (N =14)
Screening period (D-28 to D-1)
Dosing period (D1 – 14) Sentinel (3:3:1), in-clinic
Follow-up period
Post-Study Skin Test
7-day, IP BID ROAT
7-10 day OP
14-day wash out (D-14 to D-1)
Arm A (IP) n = 6
Arm B (Gentamicin) n = 6
Arm C (Placebo) n = 2
Post-Dosing Assessment (D15 – D28)
7-day IP BID ROAT
7-10 day OP
Randomization
SRC Reviews
OP: Telehealth visits: 48hrs, 72-96hrs and 7-10 days post ROAT application period
PART B

HOTHTHERAPEUTICS

Nasdaq: HOTH

# BioLexa: Proof-of-Concept Results

This study concluded that the combination of gentamicin and Ca-DTPA is more effective to reduce bacteria growth and inhibit the formation of biofilms than each compound individually.



Figure 5
Planktonic and Biofilm bacterial counts of *Staphylococcus aureus* ATCC6538
(DTPA alone)
Log CFU/ml
LOQ = Limit of Quantification
Planktonic
Biofilm



Planktonic and Biofilm bacterial counts of *Staphylococcus aureus* ATCC6538
(DTPA + Gentamicyn)
Log CFU/ml
LOQ = Limit of Quantification
Planktonic
Biofilm

**DTPA Alone**

**Gentamicin Alone**

**Combination Reduced Bacteria Below LOQ**

Miller School of Medicine, of the University of Miami and University of Cincinnati - Determination of the effects of a novel antimicrobial agent used in conjunction with Gentamicin on *Staphylococcus aureus* using a porcine model: preliminary evaluations Jose Valdes, Joel Gil, Andrew Herr, Andrew Harding and Stephen Davis

Miller School of Medicine, of the University of Miami and University of Cincinnati - Determination of the effects of a novel antimicrobial agent used in conjunction with Gentamicin on *Staphylococcus aureus* using a porcine model: preliminary evaluations Jose Valdes, Joel Gil, Andrew Herr, Andrew Harding and Stephen Davis

HOTHTHERAPEUTICS

Nasdaq: HOTH

# Preclinical Development

HOTH THERAPEUTICS

## HT-003

## HT-004

## HT-TBI

Nasdaq: HOTH

## HT-003:
Value Proposition

**Market Growth:** The global acne treatment market size was valued at $5.46 Bn in 2019 & is projected to reach $7.19 Bn by 2027, with a CAGR of 4.6% during forecast period.* IBD Treatment market was valued at USD 15.87 billion by 2019, growing with 4.1% CAGR during the forecast period, 2020-2026**

**Mechanism of Action:** Group of novel inhibitors of retinoic acid metabolism (collectively called RAMBAs), which prolong the presence of retinoic acid. Retinoids play key role in the regulation of immune cells and inflammation and are also important for differentiation of the skin.

**Addresses Unmet Need:** Focuses on restoring immune system rather than inducing immune suppression (current therapies)

*https://www.fortunebusinessinsights.com/acne-treatment-market-103361

**https://www.marketwatch.com/press-release/inflammatory-bowel-disease-ibd-treatment-market-analysis-share-trends-size-forecast-from-2020---2030-2021-11-01?tesla=y

HOTHTHERAPEUTICS

Nasdaq: HOTH

# HT-003D: Dermal Preclinical Study Results


TLR2 (6 hr)
**
****
****
ns
Relative Gene Expression
2.5
2.0
1.5
1.0
0.5
0.0
control
PGN
HT-003
PGN + HT-003


NFKB1 (6 hr)
*
**
ns
Relative Gene Expression
1.5
1.0
0.5
0.0
control
PGN
HT-003
PGN + HT-003

TLR2 is one of the most critical genes for acne pathophysiology

Data shows that HT-003 significantly downregulates TLR2 expression after challenge with PGN (TLR2 agonist) in an in vitro human keratinocyte model

HOTHTHERAPEUTICS

Nasdaq: HOTH

# HT-003IBD: Preclinical Study Results

Ulcerative Colitis
Ex Vivo Tissue
(n = 2 donors)



IL-17alpha release (% Control)
IL-17alpha release (% Control)
IL-10 release (% Control)
IL-22 release (% Control)
IL-22 release (% Control)
IL-10 release (% Control)
Unstimulated control
Vehicle
BIRB796
CFW001/01
CFW001/02
CFW001/03
CFW001/04

HT-003 molecules reduce inflammatory cytokines associated with IBD and promotes intestinal homeostasis

BIRB796 = positive therapeutic control | CFW = HT-003 molecules 1 – 4 unique entities

HOTHTHERAPEUTICS

Nasdaq: HOTH

# HT-003IBD: Preclinical Study Results

Crohn's Ex Vivo Tissue
(n = 1 donor)



IL-17alpha release (% Control)
150
100
50
0
Unstimulated control
Vehicle
BIRB796
CFW001/01
CFW001/02
CFW001/03
CFW001/04
IL-22 release (% Control)
150
100
50
0
Unstimulated control
Vehicle
BIRB796
CFW001/01
CFW001/02
CFW001/03
CFW001/04
IL-10 release (% Control)
150
100
50
0
Unstimulated control
Vehicle
BIRB796
CFW001/01
CFW001/02
CFW001/03
CFW001/04

HT-003 molecules reduce inflammatory cytokines associated with IBD and promotes intestinal homeostasis

CFW = HT-003 molecules 1 – 4 unique entities | BIRB796 = positive therapeutic control

HOTHTHERAPEUTICS

Nasdaq: HOTH

# HT-004:
## Value Proposition

**Market Growth:** The global asthma therapeutics market reached a value of $17.6B in 2020. The market is expected to reach a value of $19.13B by 2026, expanding at a CAGR of 1.60% during 2021-2026.*

**Mechanism of Action:** Target IgE receptor trafficking to prevent downstream inflammatory pathways

**Addresses Unmet Need:** New class of drug for maintenance treatment of asthma with potential for a better safety profile

*Asthma Therapeutics Market: Global Industry Trends, Share, Size, Growth, Opportunity and Forecast 2021-2026, imarc

HOTHTHERAPEUTICS

Nasdaq: HOTH

# HT-004: Asthma & Allergic Inflammation



n.s.
****
****
Bronchiolar inflammation score
5
4
3
2
1
0
Baseline
Vehicle Control
Oligo Control
Beta Oligo

- Peribronchiolar Inflammation was reduced by inhalation of HT-004 that targets FcER1-beta alternative exon splicing.
- Ovalbumin inhalation induced airway-centric recruitment of inflammatory cells predominated by eosinophils admixed with lymphocytes, macrophages, and fewer mast cells.
- Inflammatory cell recruitment was minimal in lungs of mice lacking the ovalbumin-induced allergic airway disease and administered only PBS vehicle control.
- Inflammatory cell recruitment was moderate to marked resulting in expansion of peribronchiolar connective tissues by several cells thick in some areas for mice in control treatment groups with ovalbumin-induced allergic airway disease (vehicle control and oligo (non-target) control.
- Despite ovalbumin-induced allergic airway induction, lungs from mice receiving inhalation of HT-004 had reduced inflammatory cell recruitment around bronchioles.

HOTHTHERAPEUTICS

Nasdaq: HOTH

## HT-TBI:
Value Proposition

**Market Growth:** The global stroke management market size was valued at $31.7B in 2020, and is projected to reach $67.7B by 2030, registering a CAGR of 7.8% from 2021 to 2030.*

The traumatic brain injuries treatment market to account $201.1B by 2029 by growing at a CAGR of 5.00% in the forecast period of 2022-2029.**

**Mechanism of Action:** Target neurokinin-1/substance P to prevent downstream inflammatory pathways leading to secondary brain injury (edema, inflammation)

**Addresses Unmet Need:** : There is insufficient clinical evidence to support the use of the current hyperosmotic therapy methods (eg, mannitol) for lowering intracranial pressure per the Guidelines for the Management of Severe Traumatic Brain Injury; hyperosmotic therapy can also be associated with risk to patient morbidity and mortality.***

HOTHTHERAPEUTICS

*Stroke Management Market Statistics 2030, Allied Market Research

**Global Traumatic Brain Injuries Treatment Market – Industry Trends and Forecast to 2029, Data Bridge Market Research

***Guidelines for the Management of Severe Traumatic Brain Injury 4th Edition, Brain Trauma Foundation

Nasdaq: HOTH

# Investment Highlights

**Two Programs in Clinical Stage of Development**

- Addressing multi-billion-dollar unmet market opportunities across indications
- BioLexa Lotion - Novel mixture of two FDA-approved compounds – in clinical phase of development
- HT-001 – no approved product/competitor currently on the market, clinical trial projected initiated in 2023

**Diverse and Robust Pipeline of Pre-Clinical Candidates**

- Offers strong intellectual property portfolio, including exclusive licenses to patents and trademarks
- Multiple shots on goal with diversified portfolio and market
- Multiple assets have platform technology possibilities

**Clean Financials**

- 3.3 million shares outstanding (as of August 9, 2023)
- Cash on hand is sufficient to take company through the clinical and pre-clinical programs in current pipeline

**Experienced Management, Board and Scientific Advisors**

- Experienced management team, board of directors and scientific advisors with proven financial, capital markets and drug development experience

HOTHTHERAPEUTICS

Nasdaq: HOTH

# Thank You.

HOTH THERAPEUTICS

## Contact Information

**Investor Relations:**
LR Advisors
Hoth Therapeutics, Inc.

(678) 570-6791
investorrelations@hoththerapeutics.com

Nasdaq: HOTH